EXHIBIT 99.3

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================


--------------------------------------------
Summary
--------------------------------------------
Total Balance: $294,833,607.46
--------------------------------------------
Avg Loan Balance: $541,973.54
--------------------------------------------
WA Gross Rate: 5.961%
--------------------------------------------
WA Net Rate: 5.751%
--------------------------------------------
WA FICO: 740
--------------------------------------------
WA LTV: 72.38
--------------------------------------------
WA Rem Term: 360
--------------------------------------------
WA Months to Reset: 0
--------------------------------------------
As of Date: 2005-09-01
--------------------------------------------
IO%: 12%
--------------------------------------------
Cal %: 40%
--------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                       Pool    Weighted                             Weighted    Weighted
                           Number                        By     Average     Weighted    Weighted     Average     Average
                               of     Principal   Principal       Gross      Average     Average    Original    Combined   % Full
Conforming                  Loans       Balance     Balance      Coupon   Net Coupon        FICO         LTV         LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Non-Conforming                544   294,833,607      100.00       5.961        5.751         740       72.38       74.78    99.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                        544   294,833,607      100.00       5.961        5.751         740       72.38       74.78    99.07
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                                               % of
                                                               Pool    Weighted
                                   Number                        By     Average     Weighted
                                       of     Principal   Principal       Gross      Average
Current Principal Balance           Loans       Balance     Balance      Coupon   Net Coupon
-----------------------------------------------------------------------------------------------
$359,699.01  - $600,000.00            415   190,537,295       64.63       5.966        5.756
$600,000.01  - $800,000.00             79    53,801,600       18.25       5.956        5.747
$800,000.01  - $1,000,000.00           38    34,685,275       11.76       5.984        5.775
$1,000,000.01 - $1,250,000.00           6     6,676,407        2.26       5.814        5.605
$1,250,000.01 - $1,500,000.00           5     7,235,531        2.45       5.880        5.671
$1,750,000.01 - $2,000,000.00           1     1,897,500        0.64       6.000        5.791
-----------------------------------------------------------------------------------------------
Total:                                544   294,833,607      100.00       5.961        5.751
-----------------------------------------------------------------------------------------------
Minimum: $360,000.00
Maximum: $1,897,500.00
Average:    $541,973.54
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                               Weighted    Weighted
                                   Weighted     Average     Average
                                    Average    Original    Combined   % Full
Current Principal Balance              FICO         LTV         LTV  Alt Doc
-----------------------------------------------------------------------------
$359,699.01  - $600,000.00              737       73.03       75.44    98.56
$600,000.01  - $800,000.00              741       72.38       74.75   100.00
$800,000.01  - $1,000,000.00            744       72.33       75.49   100.00
$1,000,000.01 - $1,250,000.00           764       63.92       63.91   100.00
$1,250,000.01 - $1,500,000.00           787       67.96       69.59   100.00
$1,750,000.01 - $2,000,000.00           723       55.00       55.00   100.00
-----------------------------------------------------------------------------
Total:                                  740       72.38       74.78    99.07
-----------------------------------------------------------------------------
Minimum: $360,000.00
Maximum: $1,897,500.00
Average: $541,973.54
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================



-------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool     Weighted
                             Number                           By      Average      Weighted
                                 of       Principal    Principal        Gross       Average
Loan Servicers                Loans         Balance      Balance       Coupon    Net Coupon
-------------------------------------------------------------------------------------------
Countrywide Home Loans          544     294,833,607       100.00        5.961         5.751
-------------------------------------------------------------------------------------------
Total:                          544     294,833,607       100.00        5.961         5.751
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                          Weighted     Weighted
                             Weighted      Average      Average
                              Average     Original     Combined    % Full
Loan Servicers                   FICO          LTV          LTV   Alt Doc
-------------------------------------------------------------------------
Countrywide Home Loans            740        72.38        74.78    99.07
-------------------------------------------------------------------------
Total:                            740        72.38        74.78    99.07
-------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                   % of
                                                   Pool    Weighted                                 Weighted     Weighted
                     Number                          By     Average       Weighted    Weighted      A verage      Average
                         of      Principal    Principal       Gross        Average     Average      Original     Combined    % Full
Loan Originators      Loans        Balance      Balance      Coupon     Net Coupon        FICO           LTV          LTV   Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
                        544    294,833,607       100.00       5.961          5.751         740         72.38        74.78     99.07
  Total:                544    294,833,607       100.00       5.961          5.751         740         72.38        74.78     99.07
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------
                                                            % of
                                                            Pool    Weighted
                              Number                          By     Average     Weighted
                                  of       Principal   Principal       Gross      Average
Current Gross Rate             Loans         Balance     Balance      Coupon   Net Coupon
-----------------------------------------------------------------------------------------
5.001%   - 5.500%                 16       7,860,482        2.67       5.471        5.262
5.501%   - 6.000%                389     214,648,660       72.80       5.860        5.651
6.001%   - 6.500%                124      64,398,200       21.84       6.240        6.031
6.501%   - 7.000%                 13       6,770,966        2.30       6.771        6.562
7.001% or more                     2       1,155,300        0.39       7.756        7.378
-----------------------------------------------------------------------------------------
Total:                           544     294,833,607      100.00       5.961        5.751
-----------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 8.000%
Weighted Average: 5.961%
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                           Weighted     Weighted
                              Weighted      Average      Average
                               Average     Original     Combined    % Full
Current Gross Rate                FICO          LTV          LTV   Alt Doc
--------------------------------------------------------------------------
5.001%   - 5.500%                 728         71.87        74.75   100.00
5.501%   - 6.000%                 743         71.28        73.46    98.72
6.001%   - 6.500%                 735         75.27        78.05   100.00
6.501%   - 7.000%                 722         80.17        86.10   100.00
7.001% or more                    796         73.12        73.12   100.00
--------------------------------------------------------------------------
Total:                            740         72.38        74.78    99.07
--------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 8.000%
Weighted Average: 5.961%
--------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================



----------------------------------------------------------------------------------------------
                                                                % of
                                                                Pool    Weighted
                                 Number                           By     Average      Weighted
                                     of       Principal    Principal       Gross       Average
Current Net Rate                  Loans         Balance      Balance      Coupon    Net Coupon
----------------------------------------------------------------------------------------------
5.001%   - 5.500%                    41      22,718,809         7.71       5.572         5.363
5.501%   - 6.000%                   419     229,397,433        77.81       5.909         5.700
6.001%   - 6.500%                    72      36,148,647        12.26       6.349         6.140
6.501%   - 7.000%                    11       5,788,719         1.96       6.836         6.593
7.001% or more                        1         780,000         0.26       8.000         7.791
----------------------------------------------------------------------------------------------
Total:                              544     294,833,607       100.00       5.961         5.751
----------------------------------------------------------------------------------------------
Minimum: 5.041%
Maximum: 7.791%
Weighted Average: 5.751%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                             Weighted     Weighted
                                 Weighted     Average      Average
                                  Average    Original     Combined    % Full
Current Net Rate                     FICO         LTV          LTV   Alt Doc
----------------------------------------------------------------------------
5.001%   - 5.500%                      741      70.32        73.67    97.89
5.501%   - 6.000%                      741      71.72        73.78    99.01
6.001%   - 6.500%                      737      76.82        80.54   100.00
6.501%   - 7.000%                      726      79.78        84.40   100.00
7.001% or more                         808      65.00        65.00   100.00
----------------------------------------------------------------------------
Total:                                 740      72.38        74.78    99.07
----------------------------------------------------------------------------
Minimum: 5.041%
Maximum: 7.791%
Weighted Average: 5.751%
----------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

                                                     % of
                                                     Pool    Weighted                              Weighted     Weighted
                      Number                           By     Average       Weighted   Weighted     Average      Average
                          of        Principal   Principal       Gross        Average    Average    Original     Combined     % Full
Amortization Type      Loans          Balance     Balance      Coupon     Net Coupon       FICO         LTV          LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only             69       36,499,174       12.38       6.134          5.925        742       76.08        80.41     100.00
Fully Amortizing         475      258,334,433       87.62       5.937          5.727        740       71.86        73.99      98.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   544      294,833,607      100.00       5.961          5.751        740       72.38        74.78      99.07
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
                         of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
Original Term         Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
360                     544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                               % of Pool      Weighted                                  Weighted
                                                                      By       Average       Weighted      Weighted      Average
                                   Number of       Principal   Principal         Gross    Average Net       Average     Original
Remaining Months to maturity           Loans         Balance     Balance        Coupon         Coupon          FICO          LTV
----------------------------------------------------------------------------------------------------------------------------------
351 - 355                                  3       1,265,920        0.43         5.958          5.749           724        79.08
----------------------------------------------------------------------------------------------------------------------------------
356 - 360                                541     293,567,688       99.57         5.961          5.751           740        72.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   544     294,833,607      100.00         5.961          5.751           740        72.38
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 352
Maximum: 360
Weighted Average: 360


-------------------------------------------------------------------------------
                                                   Weighted
                                                    Average   % Full
                                                   Combined      Alt
Remaining Months to maturity                            LTV      Doc
-------------------------------------------------------------------------------
351 - 355                                             82.21    60.70
-------------------------------------------------------------------------------
356 - 360                                             74.75    99.23
-------------------------------------------------------------------------------
Total:                                                74.78    99.07
-------------------------------------------------------------------------------
Minimum: 352
Maximum: 360
Weighted Average: 360





------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
                         of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
Seasoning             Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 - 6                   544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
                         of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
Product Type          Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed           544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
Distributed by           of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
IO only terms         Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                       475    258,334,433         87.62       5.937          5.727          740       71.86        73.99     98.94
120                      69     36,499,174         12.38       6.134          5.925          742       76.08        80.41    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78     99.07
------------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
Original             Number                           By     Average       Weighted     Weighted     Average      Average
Prepayment Penalty       of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
Term                  Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                       544    294,833,607        100.00       5.961          5.751          740       72.38        74.78    99.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78    99.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
                         of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
Original LTV          Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less           31     17,967,518          6.09       5.835          5.626          739       43.59        46.55    97.33
50.01% - 55.00%          17      9,882,205          3.35       5.911          5.702          761       53.29        55.90   100.00
55.01% - 60.00%          24     14,671,186          4.98       5.995          5.786          749       57.99        58.88    96.59
60.01% - 65.00%          37     20,600,493          6.99       5.950          5.741          747       63.35        65.07    98.15
65.01% - 70.00%          62     33,046,113         11.21       5.917          5.708          736       68.48        69.83    98.49
70.01% - 75.00%          69     42,064,274         14.27       5.884          5.675          757       72.81        74.43    97.90
75.01% - 80.00%         283    147,680,349         50.09       5.996          5.787          734       79.47        82.64   100.00
80.01% - 85.00%           2        821,100          0.28       5.875          5.666          686       85.00        85.00   100.00
85.01% - 90.00%           8      3,613,637          1.23       6.116          5.853          733       89.07        89.07   100.00
90.01% - 95.00%          11      4,486,732          1.52       6.296          6.087          739       93.94        93.94   100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78    99.07
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 27.02
Maximum: 95.00
Weighted Average: 72.38
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
                         of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
Combined LTV          Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less           27     15,273,067          5.18       5.855          5.646          743       42.87        42.87    96.86
50.01% - 55.00%          14      8,232,205          2.79       5.918          5.709          755       53.24        53.23   100.00
55.01% - 60.00%          23     13,821,734          4.69       6.002          5.793          754       57.83        57.93    96.38
60.01% - 65.00%          34     18,679,988          6.34       5.967          5.758          746       63.04        63.38    97.96
65.01% - 70.00%          63     35,447,530         12.02       5.887          5.678          738       66.27        68.38    98.60
70.01% - 75.00%          62     37,069,578         12.57       5.896          5.687          754       72.80        72.80    97.61
75.01% - 80.00%         203    105,199,075         35.68       5.969          5.760          734       79.09        79.36   100.00
80.01% - 85.00%          16      9,695,571          3.29       5.888          5.679          739       77.30        84.06   100.00
85.01% - 90.00%          70     36,998,307         12.55       6.042          5.828          736       79.98        89.51   100.00
90.01% - 95.00%          27     12,282,957          4.17       6.173          5.964          741       83.38        94.45   100.00
95.01% - 100.00%          5      2,133,594          0.72       6.238          6.029          709       79.57        99.99   100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78    99.07
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 27.02
Maximum: 100.00
Weighted Average: 74.78
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
Geographical         Number                           By     Average       Weighted     Weighted     Average      Average
Distribution             of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
(Top 5)               Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California              218    116,781,055         39.61       5.965          5.756          741       71.31        73.64    99.20
Virginia                 39     22,077,261          7.49       5.835          5.626          737       73.29        74.56   100.00
Florida                  21     12,395,050          4.20       6.040          5.815          751       75.20        78.24    96.37
Maryland                 22     12,311,317          4.18       5.944          5.735          738       68.72        71.73   100.00
New York                 25     11,839,102          4.02       5.999          5.790          755       75.36        78.53   100.00
Other                   219    119,429,823         40.51       5.970          5.761          738       73.04        75.53    98.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78    99.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                    Pool    Weighted                                Weighted     Weighted
                     Number                           By     Average       Weighted     Weighted     Average      Average
Californnia loan         of      Principal     Principal       Gross        Average      Average    Original     Combined    % Full
breakdown             Loans        Balance       Balance      Coupon     Net Coupon         FICO         LTV          LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                 58     31,283,265         10.61       6.050          5.841          742       73.41        76.24   100.00
South CA                160     85,497,790         29.00       5.934          5.725          741       70.55        72.69    98.91
States Not CA           326    178,052,553         60.39       5.958          5.748          740       73.08        75.54    98.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  544    294,833,607        100.00       5.961          5.751          740       72.38        74.78    99.07
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                       Pool   Weighted                            Weighted    Weighted
                            Number                       By    Average     Weighted    Weighted    Average     Average
                                of     Principal  Principal      Gross      Average     Average   Original    Combined    % Full
Top 10 Zip Codes             Loans       Balance    Balance     Coupon   Net Coupon        FICO        LTV         LTV    Alt Doc
---------------------------------------------------------------------------------------------------------------------------------
95409                            5     3,249,233       1.10      6.056        5.847         738      76.29       79.39     100.00
93010                            6     2,858,649       0.97      5.853        5.644         735      73.20       73.20     100.00
22182                            2     2,085,268       0.71      5.625        5.416         763      70.17       75.83     100.00
20152                            3     1,998,502       0.68      5.881        5.672         735      79.96       81.12     100.00
55356                            1     1,897,500       0.64      6.000        5.791         723      55.00       55.00     100.00
92648                            2     1,575,999       0.53      5.853        5.644         763      57.70       61.96     100.00
84109                            2     1,560,000       0.53      6.813        6.604         808      65.00       65.00     100.00
92881                            1     1,500,000       0.51      6.000        5.791         766      75.00       75.00     100.00
94965                            1     1,500,000       0.51      6.000        5.791         802      71.43       71.43     100.00
20854                            2     1,498,879       0.51      5.945        5.736         750      33.62       33.62     100.00
Other                          519   275,109,577      93.31      5.959        5.750         739      72.73       75.20      99.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                         544   294,833,607     100.00      5.961        5.751         740      72.38       74.78      99.07
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                       Pool   Weighted                            Weighted    Weighted
                            Number                       By    Average     Weighted    Weighted    Average     Average
                                of     Principal  Principal      Gross      Average     Average   Original    Combined     % Full
FICO Scores                  Loans       Balance    Balance     Coupon   Net Coupon        FICO        LTV         LTV     Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
641 - 660                        2     1,208,750       0.41      5.728        5.519         660      77.81       77.81     100.00
661 - 680                       38    19,194,348       6.51      5.939        5.730         671      75.77       77.18     100.00
681 - 700                       54    26,864,292       9.11      5.974        5.765         691      74.62       77.16     100.00
701 - 720                       91    46,767,807      15.86      5.995        5.786         709      71.03       74.41     100.00
721 - 740                       88    46,962,693      15.93      6.002        5.793         731      71.64       74.32      99.19
741 - 760                       92    50,465,500      17.12      5.950        5.741         750      73.27       75.54      99.05
761 or more                    179   103,370,218      35.06      5.936        5.725         781      71.62       73.70      98.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         544   294,833,607     100.00      5.961        5.751         740      72.38       74.78      99.07
-----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400):   660
Maximum: 816
Weighted Average: 740
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------



CWMBS 05-25                                          Fixed Master Stratification
UBS Investment Bank
================================================================================



                                                       % of
                                                       Pool   Weighted                            Weighted    Weighted
                            Number                       By    Average     Weighted    Weighted    Average     Average
                                of     Principal  Principal      Gross      Average     Average   Original    Combined    % Full
Mortgage Properties          Loans       Balance    Balance     Coupon   Net Coupon        FICO        LTV         LTV    Alt Doc
---------------------------------------------------------------------------------------------------------------------------------
Condominium                     30    15,258,228      5.18       5.998        5.776         755      74.02       76.87    100.00
PUD                            159    82,669,299     28.04       5.946        5.737         739      72.61       75.57     98.25
Single Family                  350   194,058,137     65.82       5.964        5.755         739      72.05       74.22     99.33
Two- to Four Family              5     2,847,944      0.97       5.968        5.759         770      79.63       79.63    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                         544   294,833,607    100.00       5.961        5.751         740      72.38       74.78     99.07
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                       Pool   Weighted                            Weighted    Weighted
                            Number                       By    Average     Weighted    Weighted    Average     Average
                                of     Principal  Principal      Gross      Average     Average   Original    Combined    % Full
Occupancy Types              Loans       Balance    Balance     Coupon   Net Coupon        FICO        LTV         LTV    Alt Doc
---------------------------------------------------------------------------------------------------------------------------------
Primary                        509   275,464,720      93.43      5.960        5.751         739      72.66       75.15   99.18
Secondary                       35    19,368,888       6.57      5.969        5.750         756      68.34       69.58   97.52
---------------------------------------------------------------------------------------------------------------------------------
Total:                         544   294,833,607     100.00      5.961        5.751         740      72.38       74.78   99.07
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                       Pool   Weighted                            Weighted    Weighted
                            Number                       By    Average     Weighted    Weighted    Average     Average
                                of     Principal  Principal      Gross      Average     Average   Original    Combined    % Full
Loan Purpose                 Loans       Balance    Balance     Coupon   Net Coupon        FICO        LTV         LTV    Alt Doc
---------------------------------------------------------------------------------------------------------------------------------
Purchase                       276   149,211,762      50.61      5.985        5.775         748      75.63       79.01      99.04
Cash Out Refinance             168    90,692,131      30.76      5.923        5.714         725      69.33       70.46     100.00
Rate/Term Refinance            100    54,929,715      18.63      5.958        5.749         745      68.60       70.43      97.61
---------------------------------------------------------------------------------------------------------------------------------
Total:                         544   294,833,607     100.00      5.961        5.751         740      72.38       74.78      99.07
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                       Pool   Weighted                            Weighted    Weighted
                            Number                       By    Average     Weighted    Weighted    Average     Average
                                of     Principal  Principal      Gross      Average     Average   Original    Combined    % Full
Document Type                Loans       Balance    Balance     Coupon   Net Coupon        FICO        LTV         LTV    Alt Doc
---------------------------------------------------------------------------------------------------------------------------------
Alternate                       51    27,827,112      9.44       5.905        5.696         728      73.92       76.65  100.00
CLUES                            6     2,744,500      0.93       5.814        5.605         764      63.34       63.34    0.00
Full                           487   264,261,996     89.63       5.968        5.759         741      72.31       74.71  100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                         544   294,833,607    100.00       5.961        5.751         740      72.38       74.78   99.07
---------------------------------------------------------------------------------------------------------------------------------









--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------